POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James H. Blanchard, James D. Yancey and Stephen L. Burts, Jr., and each of them, his or her true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement and to file the same, with all exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s), or their substitute(s), may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/William B. Turner                                 Date: July 16, 1999
-------------------------------
William B. Turner,
Director and Chairman of
the Executive Committee


/s/James H. Blanchard                                Date: July 16, 1999
-------------------------------
James H. Blanchard,
Chairman of the Board and
Principal Executive Officer


/s/James D. Yancey                                   Date: July 16, 1999
-----------------------------
James D. Yancey,
President and Director


/s/Richard E. Anthony                                Date: July 16, 1999
------------------------------
Richard E. Anthony,
Vice Chairman of the Board


/s/Walter M. Deriso, Jr.                             Date: July 16, 1999
------------------------------
Walter M. Deriso, Jr.,
Vice Chairman of the Board


/s/Stephen L. Burts, Jr.                             Date: July 16, 1999
------------------------------
Stephen L. Burts, Jr.,
Vice Chairman of the Board


/s/Thomas J. Prescott                                Date: July 16, 1999
------------------------------
Thomas J. Prescott,
Executive Vice President, Treasurer,
Principal Accounting and Financial Officer


--------------------------------                     Date:
Joe E. Beverly,
Director


/s/Richard Y. Bradley                                Date: July 16, 1999
-----------------------------
Richard Y. Bradley,
Director


--------------------------------                     Date:
C. Edward Floyd,
Director


/s/Gardiner W. Garrard, Jr.                          Date: July 16, 1999
------------------------------
Gardiner W. Garrard, Jr.,
Director


--------------------------------                     Date:
V. Nathaniel Hansford,
Director



/s/John P. Illges, III                               Date: July 16, 1999
----------------------------
John P. Illges, III,
Director


/s/Mason H. Lampton                                  Date: July 16, 1999
---------------------------
Mason H. Lampton,
Director


--------------------------------                     Date:
Elizabeth C. Ogie,
Director


/s/H. Lynn Page                                      Date: July 16, 1999
---------------------------
H. Lynn Page,
Director


--------------------------------                     Date:
Robert V. Royall, Jr.,
Director


--------------------------------                     Date:
Melvin T. Stith,
Director



filings\snv\conf.sig